Exhibit 99.1

VORNADO REALTY TRUST JUNE20 17

FORWARD LOOKING STATEMENTS Certain statements contained in this investor presentation constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Consequently, the future results, financial condition and business of Vornado Realty Trust (“Vornado”) and of JBG SMITH Properties, the planned spin-off entity (“JBG SMITH”), may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans”, “would”, “may” or similar expressions in this presentation. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost and cost to complete; and stabilized yields, estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. These factors include, among others: uncertainties as to the timing of the spin-off and whether it will be completed, the possibility that various closing conditions to the spin-off may not be satisfied or waived, the expected tax treatment of the spin-off, the composition of the spin-off portfolio, the possibility that third-party consents required to transfer certain properties in the spin-off will not be received, the impact of the spin-off on the businesses of Vornado and JBG SMITH, the timing of and costs associated with property improvements, financing commitments, and general competitive factors. For further discussion of factors that could materially affect the outcome of our forward-looking statements and other risks and uncertainties, see “Risk Factors” in Vornado’s Annual Report on Form 10-K for the year ended December 31, 2016 and subsequent quarterly periodic reports filed with the SEC. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this presentation. Market Data Market data and industry forecasts are used in this presentation, including data obtained from publicly available sources. These sources generally state that the information they provide has been obtained from sources believed to be reliable but the accuracy and completeness of the information are not assured. Vornado has not independently verified any of such information. Non-GAAP Financial Measures This presentation includes non-GAAP measures. Management uses these non-GAAP measures as supplemental performance measures for its assets and believes they provide useful information to investors, but they may not be comparable to other real estate companies’ similarly captioned measures. Additional information about these non-GAAP measures, including a reconciliation to the most comparable GAAP measure, can be found on pages II – VII of this presentation. I

NON-GAAP FINANCIAL MEASURES This investor presentation contains certain non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), net operating income (“NOI”), Funds from operations ("FFO") and others. EBITDA is earnings before interest, taxes, depreciation and amortization and is presented after net income attributable to non-controlling interests in the Operating Partnership. EBITDA, as adjusted is EBITDA excluding income from sold properties, gains on sale of real estate, impairment losses and other items. We consider EBITDA and EBITDA, as adjusted, to be supplemental measures for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on a multiple of EBITDA or EBITDA, as adjusted, we utilize these measures to make investment decisions as well as to compare the performance of our assets to that of our peers. EBITDA and EBITDA, as adjusted, should not be considered as substitutes for net income. EBITDA and EBITDA, as adjusted, may not be comparable to similarly titled measures employed by other companies. A reconciliation of EBITDA and EBITDA, as adjusted to Net Income, the most directly comparable GAAP measure, is provided on pages III-VII. Vornado RemainCo EBITDA is EBITDA, as adjusted, calculated as described above, excluding EBITDA of (i) our Washington, DC business which will be spun off and merged with certain assets of The JBG Companies, (ii) EBITDA of our Hotel Pennsylvania which will eventually be redeveloped, (iii) EBITDA of our Real Estate Fund which is in wind down mode, and (iv) interest and other investment income. Vornado RemainCo Cash NOI is Vornado RemainCo EBITDA, excluding stock-based compensation, equity earnings from Alexander’s Inc. (“ALX”) in excess of dividends and non-cash revenue from straight-line rentals and FAS 141 below market rentals. Vornado RemainCo EBITDA and Vornado RemainCo Cash NOI are used in this presentation as an illustration of Vornado's operations on a looking forward basis. NOI is calculated by adjusting GAAP operating income to add back depreciation and amortization expense, general and administrative expenses, real estate impairment losses and non-cash ground rent expense, and to deduct non-cash rental income resulting from the straight-lining of rents and amortization of acquired below market leases net of above market leases. We believe NOI is a meaningful non-GAAP financial measure because real estate acquisitions and dispositions are evaluated based on, among other considerations, NOI applied to market capitalization rates. We utilize this measure to make investment and capital allocation decisions and to compare the unlevered performance of our properties to our peers. NOI should not be considered as a substitute for operating income or net income and may not be comparable to similarly titled measures employed by others. A reconciliation of NOI to Net Income, the most directly comparable GAAP measure, is provided on pages III, V & VII. FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified non-cash items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO as adjusted, excludes certain items that affect the comparability of FFO among periods such as FFO of properties that have been sold, our Real Estate Fund which is in wind down mode, transaction costs and other items. Cash FFO is FFO as adjusted excluding non-cash revenue and expenses such as straight line rents, amortization of above and below market leases, net, stock-based compensation expense and amortization of deferred financing fees. These non-GAAP financial measures are used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because they exclude the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. These metrics do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund obligations and should not be considered as an alternative to net income as performance measures or cash flow as liquidity measures. These non-GAAP metrics may not be comparable to similarly titled measures employed by other companies. II

NON-GAAP RECONCILIATION

VORNADO REALTY TRUST

(Amounts in millions)

Reconciliation of Vornado Net Income to EBITDA, EBITDA, as adjusted and Vornado RemainCo Cash Net Operating Income for the twelve months ended December 31, for the fiscal years 2007 through 2016

	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Net income attributable to the Operating Partnership	**$ 961**	**$ 804**	**$ 913**	**$ 501**	**$ 663**	**$ 718**	**$ 703**	**$ 131**	**$ 415**	**$ 611**
Interest and debt expense	507	470	654	759	761	798	828	827	822	853
Depreciation and amortization	694	665	686	733	735	778	729	729	711	677
Income tax expense (benefit)	12	(85)	24	26	7	5	(23)	10	(142)	4
EBITDA	**2,174**	**1,853**	**2,277**	**2,019**	**2,165**	**2,298**	**2,238**	**1,697**	**1,805**	**2,146**
Adjustments, net (1)	(653)	(354)	(859)	(661)	(954)	(1,083)	(1,077)	(602)	(665)	(1,015)
EBITDA, as adjusted	**1,521**	**1,499**	**1,418**	**1,357**	**1,211**	**1,216**	**1,161**	**1,095**	**1,139**	**1,131**
Income from Real Estate Fund	21	(34)	(70)	(50)	(25)	(9)	(1)	-	-	-
Hotel Pennsylvania	(10)	(23)	(31)	(30)	(28)	(30)	(24)	(15)	(42)	(38)
Interest and other investment income, net (2)	(6)	(7)	(6)	(24)	(25)	(41)	(37)	(66)	(110)	(179)
Washington, DC segment	(291)	(291)	(290)	(296)	(304)	(338)	(337)	(308)	(287)	(268)
Vornado RemainCo EBITDA, as adjusted (excl. Real Estate Fund, Hotel Penn & DC segment)	**1,236**	**1,145**	**1,020**	**958**	**829**	**797**	**764**	**707**	**700**	**645**
Non-cash adjustments:										
Equity based compensation	29	34	30	29	25	22	25	12	25	20
Equity earnings on ALX in excess of dividend	(20)	(20)	(23)	(24)	(22)	(28)	(28)	(38)	(28)	(44)
Straight-line, FAS 141 and other	(212)	(237)	(162)	(136)	(116)	(83)	(101)	(130)	(108)	(107)
EBITDA of 85 Tenth Avenue	(39)	(26)	(17)	(22)	(23)	(22)	(21)	-	-	-
Vornado RemainCo Cash NOI (excl. Real Estate Fund, Hotel Penn & DC segment)	**$ 994**	**$ 896**	**$ 849**	**$ 804**	**$ 694**	**$ 685**	**$ 639**	**$ 551**	**$ 589**	**$ 513**

1. Includes income from sold properties, gains on sale of real estate, impairment losses, and other adjustments
2. Includes interest on mezzanine debt, dividends on marketable securities, income on corporate investments and other adjustments

III

NON-GAAP RECONCILIATION (CONT’D) (Amounts in millions) Reconciliation of Vornado Net Income to EBITDA, EBITDA, as adjusted and Vornado RemainCo EBITDA, adjusted for the twelve months ended March 31, 2017 TTM March 31, 2017 Net income attributable to the Operating Partnership Interest and debt expense Depreciation and amortization Income tax expense EBITDA Adjustments, net (1) EBITDA, as adjusted Less: Washington, DC segment 666 Fifth Avenue Office Vornado RemainCo EBITDA $ 1,129 497 691 11 2,328 (777) 1,551 (292) (28) $ 1,231 Reconciliation of Vornado RemainCo’s GAAP Incremental Revenue to Cash Incremental Revenue attributable to leases signed, but not yet commenced, for the twelve months ended December 31, 2017 and 2018 GAAP Incremental Revenue Cash Incremental Revenue SL Rent Adjustment 2017 2018 Total $ 40 17 $ 81 27 $ 121 44 $ 57 $ 108 $ 165 IV 1. Includes income from sold properties, gains on sale of real estate, impairment losses and other adjustments

NON-GAAP RECONCILIATION (CONT'D)

VORNADO REALTY TRUST

(Amounts in millions)

Reconciliation of Trailing Twelve Months Net Income to EBITDA, EBITDA, as adjusted, Cash NOI, as adjusted, and Pro Forma Cash NOI for the twelve months ended March 31, 2017

	Trailing Twelve Months Ended March 31, 2017					
		New York				555 California
	Total	Office	Retail	Residential	theMART	Street
Net income	$ 551	$ 314	$ 204	$ 4	$ 27	$ 3
Interest and debt expense	323	200	66	12	25	21
Depreciation and amortization	483	317	95	10	39	23
Income tax expense	8	5	-	-	3	-
EBITDA	1,365	835	365	25	93	46
Certain items that impact EBITDA	(161) [1]	(161)	-	-	-	-
EBITDA, as adjusted	1,204	674	365	25	93	46
Non-cash Adjustments & Other[2]	(201)	(118)	(67)	(3)	(5)	(8)
Add-back: G&A	42	25	10	-	7	-
Cash NOI, as Adjusted	1,045	582	308	22	95	38
Incremental NOI from Signed Leases	138	90	29	-	17	2
Pro Forma Cash NOI	$ 1,183	$ 672	$ 337	$ 22	$ 112	$ 40

$1,009 (New York Office and Retail)

1. *Comprised of a net gain on sale of a 47% ownership interest in 7 West 34th Street of $159,511 and $1,678 of EBITDA from 7 West 34th Street*
2. *Trailing twelve months straight-line rent adjustments, acquired below market leases non-cash income (FAS 141) and amortization expense, inclusive of our share of unconsolidated joint ventures and elimination of non-cash EBITDA from 666 Fifth Avenue - Office*

NON-GAAP RECONCILIATION (CONT'D)

VORNADO REALTY TRUST

(Amounts in millions)

Reconciliation of Vornado Net Income to EBITDA, FFO, FFO as adjusted and Cash FFO, as adjusted for the three months ended March 31, 2017

	1Q 2017 Net Income to FFO Reconciliation		
	Total Company	Washington DC[1]	RemainCo
Net Income	$ 67.1	$ 20.4	$ 46.7
+ Interest & Debt Expense	116.3	13.5	102.8
+ Depreciation & Amortization	171.5	36.4	135.2
+ Income Tax Expense	2.4	0.4	2.1
EBITDA (OP Basis)	357.4	70.6	286.8
- Net Gains on Sales of Real Estate	(4.1)	0.0	(4.1)
+ Real Estate Impairment Losses	3.1	0.0	3.1
- Preferred Share Dividends	(16.1)	0.0	(16.1)
- Interest & Debt Expense	(116.3)	(13.5)	(102.8)
- Personal Property Depreciation	(2.0)	(0.5)	(1.5)
- Income Tax Expense	(2.4)	(0.4)	(2.1)
Total FFO (OP Basis)	219.5	56.3	163.1
Total FFO (OP Basis) per share	$ 1.08	$ 0.28	$ 0.80
Certain Adjustements to FFO	10.5	0.0	10.5
Certain Adjustements to FFO per share	$ 0.05	$ 0.00	$ 0.05
FFO, as Adjusted	$ 230.0	$ 56.3	$ 173.6
FFO, as Adjusted per share	$ 1.13	$ 0.28	$ 0.85
Vornado RemainCo Cash Basis FFO, as Adjusted:			
- FAS 13 & 141 (Non Cash Rent)			$ (23.9)
+ Stock Based Compensation			13.4
+ Amortization of Deferred Financing Fees			8.5
- Other (Primarily partially owned entities GAAP earnings in excess of dividends/distributions received and capitalized interest)			(19.2)
Vornado RemainCo Cash FFO, as Adjusted			$ 152.4
Vornado RemainCo Cash FFO, as Adjusted per share			$ 0.75
Weighted average shares			203.2

(1) Estimated transaction costs for our Washington DC spin/merge are as follows (excluding transaction costs to be incurred by the JBG Companies):

2016 Actual	$ (17)
1Q 2017 Actual	(8)
Estimated:	
2Q 2017	(6)
3Q 2017	(46)
4Q 2017	(2)
Total Estimated 2017	(62)
Grand Total	$ (79)

VI

VORNADO REALTY TRUST

NON-GAAP RECONCILIATION (CONT'D)

(Amounts in millions)

Reconciliation of 555 California Net Income to EBITDA, EBITDA, as adjusted and Cash NOI for the year ended December 31, 2012 and for the trailing twelve months ended March 31, 2017

	For the Trailing Twelve Months Ended March 31, 2017	For the year ended December 31, 2012
Net income	$ 3.0	$ (4.6)
Interest and debt expense	20.5	22.0
Depreciation and amortization	22.8	28.5
Income tax expense	-	0.3
EBITDA	46.3	46.2
Certain items that impact EBITDA	-	(5.6)
EBITDA, as adjusted	46.3	40.6
Non-cash adjustments and other	(2.3)	(2.3)
Cash NOI	44.0	38.3
Incremental NOI from signed leases	2.3	-
Pro forma cash NOI	$ 46.3	$ 38.3

Reconciliation of New York Retail Net Income to EBITDA, EBIDTA, as adjusted, and Cash NOI for the year ended December 31, 2016

	For the Year Ended December 31, 2016
Net income	$ 207.7
Interest and debt expense	64.1
Depreciation and amortization	93.5
Income tax expense	0.2
EBITDA	365.5
Certain items that impact EBITDA	(0.1)
EBITDA, as adjusted	365.4
Non-cash adjustments and other	(72.9)
Cash NOI	$ 292.5

Reconciliation of theMART building Net Income to EBITDA, EBITDA, as adjusted and Cash NOI for the year ended December 31, 2011 and for the trailing twelve months ended March 31, 2017

	For the Trailing Twelve Months Ended March 31, 2017	For the Year Ended December 31, 2011
Net income	$ 29.4	$ (4.5)
Interest and debt expense	24.4	31.2
Depreciation and amortization	35.4	21.6
Income tax expense	-	-
EBITDA	89.2	48.3
Certain items that impact EBITDA	-	-
EBITDA, as adjusted	89.2	48.3
Non-cash adjustments and other	(2.9)	6.0
Cash NOI	86.3	54.3
Incremental NOI from signed leases	16.7	-
Pro forma cash NOI	$ 103.0	$ 54.3

VII

RELENTLESS FOCUS ON SHAREHOLDER VALUE CREATION

VORNADO REALTY TRUST

In the past few years, we have exited multiple business lines and non-core holdings - $15.7 billion of total transactions

- Disposed of $6.1 billion of non-core assets including regional malls, the Mart business (retaining theMART building in Chicago) and other non-core investments
- Spun off strip shopping centers into Urban Edge Properties (NYSE: UE) in a $3.6 billion transaction
- Upon completion of the DC spin-merger ($6 billion transaction value at share), we will have created three best-in-class, highly focused REITs

URBAN EDGE PROPERTIES

- Focused, pure-play Northeastern shopping center business with strong growth profile
- Irreplaceable portfolio of properties concentrated in dense, high barrier to entry markets with attractive demographics
- Embedded growth opportunities from redevelopment and anchor repositioning projects
- Proven management team

VORNADO REALTY TRUST RemainCo

- Peerless NYC focused real estate company with premier office assets and the only publicly investable high street retail portfolio of unique quality and scale
- Trophy assets in best NYC submarkets
- Attractive built-in growth from recently signed leases
- Best-in-class management team, now with singular NYC focus, with proven record of value creation
- Fortress balance sheet

JBG SMITH PROPERTIES

- Vornado to combine its Washington, DC business with The JBG Companies
- Vornado shareholders to own ~74%
- Largest[1], pure-play, mixed-use operator focused solely on Washington, DC
- Best-in-class Washington, DC focused management team with proven record of success
- Premier portfolio of mixed-use (office, multifamily and retail) assets in Metro-served, urban infill submarkets
- Significant near-term embedded growth prospects as well as substantial pipeline of future development opportunities

1. Based on Commercial SF as reported per latest financial statements for public office REITs with Washington, DC exposure

1

VORNADO REMAINCO Peerless NYC focused real estate company with premier office assets and the only publicly investable high street retail portfolio of scale • Following the Washington, D.C. spin-off, Vornado RemainCo will be a pure-play New York City real estate company, with an irreplaceable NYC portfolio generating 89% of the Company’s pro forma EBITDA1 • In addition, Vornado RemainCo will continue to own prime franchise assets in San Francisco (555 California Street totaling 1.8 MM SF) and Chicago (theMART spanning 3.7 MM SF) - 11% of Vornado RemainCo EBITDA1 • Own 81 properties totaling 24.0MM SF2 in New York City with a highly diverse, blue chip tenant roster • NYC office business includes trophy assets in best submarkets – portfolio encompasses 18.7MM SF2 in 35 properties (96.7% occupancy)3 and is well positioned in key growth markets in the west and south • NYC high street retail is amongst the scarcest and most valuable real estate in the world - Portfolio encompasses 3.1 MM SF2 in 72 properties (95.3% occupancy)3 - 50% of NOI comes from Upper Fifth Avenue and Times Square (the two premier submarkets), leased for term with high quality tenants - 19% of NOI comes from Penn Plaza, primed for redevelopment • Once-in-a-lifetime redevelopment opportunity with Penn Plaza holdings • Fortress balance sheet with investment grade credit rating • 10 year track record of same-store NOI growth superior to peers – reflects the quality of Vornado RemainCo’s portfolio and strength of management team Vornado RemainCO EBITDA1 NYC High Street Retail 30% NYC Office 59% 11% theMart / 555 California 1. Refers to adjusted EBITDA for the trailing twelve months ended 3/31/17 2. Square footage ("SF") at share 3. Occupancy as of 1Q17, reflects VNO share 2

WHY NEW YORK?

VORNADO REALTY TRUST

- Global city favored by businesses, residents, tourists and investors
- US gateway city with the strongest long-term population growth[1] – vibrant 24/7 environment benefits from trend towards urbanization
- Diversified employment base continues path of outsized growth
  - In 1990, 1 in 2 New York jobs were in the financial services industry – now that ratio is 1 in 4[2]
- Over 60 million tourists in 2016 and the most visited international tourist destination in the US (12.7 million international visitors)[3]
- Most attractive and liquid real estate market in the US - drives competitive pricing from a deep pool of global investors[4]
- Long-term history of superior asset appreciation - Class A properties historically double in value every 10 years[5]



1. *Source: Cushman & Wakefield, U.S. Census Bureau*
2. *Source: JLL Manhattan Market Overview (September, 2016)*
3. *Source: MasterCard 2015 Global Destination Cities Index, New York & Company (reflects 2016)*
4. *Source: Real Capital Analytics*
5. *Source: Cushman & Wakefield*

3

WHY NEW YORK? STRONG AND DIVERSIFIED EMPLOYMENT GROWTH Annual change in NYC employment by office-using sector 30 25 20 15 10 5 0 Financial Professional Business Services TAMI 4 Source: U.S. Bureau of Labor Statistics Thousands of Persons 34.1K30.3K32.9K30.6K44.6K42.1K30.4K

WHY NEW YORK? CONSISTENT TOURISM GROWTH 70 International International 60.7 Domestic 58.5 60 50 40 30 20 10 0 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 5 Source: Cushman & Wakefield, NYC +Co Millions of Tourists Domestic56.5 54.3 52.7 48.812.0 46.045.610.9 9.8 36.436.237.86.87.3 33.14.8 6.66.85.75.1 6.0 46.2 37.137.637.039.040.3 29.829.429.530.2 12.7 50.9 47.111.5 42.643.810.6 39.98.99.58.6 35.235.36.1 41.842.844.5 33.033.835.836.5 27.1 12.3 48.1

VORNADO REMAINCO NEAR-TERM CATALYSTS FOR SHAREHOLDER VALUE CREATION • Spin-merger of the DC Business with JBG SMITH (end of 2nd quarter) creates the market-leading DC focused REIT and the premier NYC pure-play REIT • Spotlights Vornado’s unique NYC franchise and irreplaceable portfolio • Significant near-term embedded NOI growth from signed leases • Additional growth from creative-class new developments in process (900,000 SF at share) in the Chelsea/Meatpacking area as well as the Farley Post Office redevelopment • Penn Plaza Redevelopment – 9 million SF existing portfolio (6.7 million SF of office with average in-place rents of ~$60 PSF) with significant NOI upside and value creation post-redevelopment, including Hotel Pennsylvania and other sites in the district • Complete the sellout of 220 Central Park South luxury condominiums – incremental net proceeds after repayment of debt and taxes is expected to be $900MM1 • Significant cash and available liquidity (~$4.1 billion) provide dry powder to take advantage of market opportunities • Trading at a significant discount to Net Asset Value 6 1. Inclusive of $100MM in dividends already paid to shareholders

VORNADO REMAINCO
TRADING AT A SIGNIFICANT DISCOUNT TO NET ASSET VALUE

VORNADO REALTY TRUST

(Amounts in millions)
All numbers as of 3/31/2017 except as noted

VNO Share Price (06/01/17)		$ 92.80
Shares Outstanding		203.2
Equity Market Capitalization		**$ 18,857**
Plus: Debt and Preferred[1]		11,845
Other Liabilities[2]		624
Gross Market Capitalization		**$ 31,326**
Less:		
JBG SMITH (at Transaction Value)		$ 5,997
theMART[3]		2,060
555 California Street[3]		1,260
New York - Residential[3]		629
Hotel Pennsylvania[3]		500
Cash, restricted cash and marketable securities		1,772
220 CPS	$ 900	
Less: Dividends paid to common shareholders	(100)	
		800
ALX (1,654,000 units at $414.75/share (at 06/01/17))		686
BMS (annualized 1Q17 EBITDA of $22 at a 7.0x multiple)		154
Real estate fund investments		140
UE (5,717,000 units at $24.14/share (at 06/01/17))		138
PEI (6,250,000 units at $11.13/share (at 06/01/17))		70
Other assets		795
Other construction in progress (at 110% of book value)		154
Total – Other		**$ 15,155**
NYC Office and Street Retail Business		**$ 16,171**
NYC Office and Street Retail Pro Forma Cash NOI[4]		**$ 1,009**
Implied Cap Rate		**6.2%**

Vornado Share Price by NYC Office and NYC Street Retail Cap Rate

		NYC Street Retail			
		3.50%	4.00%	4.50%	**27.00%**
	4.00%	143	137	133	
NYC Office	4.50%	134	128	124	**$93**
	5.00%	127	121	116	

1. Excludes the following: 220 CPS debt of $1,325MM (which includes the delayed-draw term loan outstanding balance of $375MM), since 220 Central Park South is for-sale property and the debt will self liquidate from the proceeds of executed sales contracts; our share of ALX, UE, and PEI debt as they are represented on an equity basis; our share of 666 Fifth Avenue Office debt of $693MM because 666 Fifth Avenue Office Cash NOI is excluded from Pro-Forma Cash NOI

2. Includes the following: $109MM of capital required for leases to achieve incremental NOI from Signed Leases. Excludes the following: $240MM for the 1535 Broadway capital lease obligation, which will be offset by the incremental value from purchasing the fee from Host Hotels & Resorts in the future

3. Values as of 12/31/2016

4. Pro Forma cash NOI as of 3/31/2017. See page V for GAAP reconciliation

7

VORNADO REMAINCO
FORTRESS BALANCE SHEET

VORNADO REALTY TRUST

(Amounts in millions)

	As of 3/31/17
Secured debt	$ 9,370
Unsecured debt	1,341
Pro rata share of non-consolidated debt (excluding Toys R Us)	3,233
Less: noncontrolling interests' share of consolidated debt	(599)
Total debt	13,345
Less: transferred to JBG SMITH	(1,354)
Bowen Building revolver balance	(116)
220 CPS (mortgage + term loan)	(1,325)
666 Fifth Avenue Office debt at share	(693)
Cash, restricted cash and marketable securities ($1,772 less $275 transferred to JBG SMITH)	(1,497)
Vornado RemainCo Net Debt	$ 8,360
Vornado RemainCo adjusted EBITDA (Non-GAAP) [(1)]	$ 1,231
Net Debt / EBITDA	6.8x

- Over ~$4.1 billion of liquidity
- ~$11 billion of unencumbered assets
- Investment grade credit rating of Baa2/BBB/BBB (recently reaffirmed by all agencies post-DC spin announcement)
- Cash contribution to JBG SMITH will not materially affect RemainCo leverage statistics

1. See page IV for GAAP reconciliation

8

VORNADO REMAINCO

DEEP AND EXPERIENCED MANAGEMENT TEAM

VORNADO REALTY TRUST

EXECUTIVE MANAGEMENT



- Vertically-integrated platform that includes best-in-class in-house development, leasing, operations and investment teams
- With over 680 associates, no other company offers more in-house expertise

DIVISION EXECUTIVE VICE PRESIDENTS



DIVISION SENIOR VICE PRESIDENTS





9

VORNADO REMAINCO LEADER AMONG BEST-IN-CLASS REITS Since 2006, Vornado RemainCo has delivered superior same-store NOI growth relative to blue-chip peers Vornado SLG BXP DEI KRC EQR PSA AVB SPG TCO VTR FRT PLD 2006-2016 Same-Store NOI CAGR 1. Same-store NOI growth data for all companies taken from public filings. Vornado RemainCo NOI (after corporate G&A) includes New York office, New York retail, ALX, 555 California Street, and theMART. Excludes investment income, the Real Estate Fund, and Hotel Pennsylvania. VTR CAGR is from 2008. 10 5.4% 3.5% 2.7%2.6%2.5% 4.0% 3.8% 3.5% 3.4% 3.3% 3.2% 2.8% 1.9%

VORNADO REMAINCO CONSISTENT TRACK RECORD OF STRONG GROWTH Vornado RemainCo 10-year NOI1 (NON-GAAP) $44 $121 $994 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 1. NOI from continuing operations (excludes sold properties and includes acquisitions from year of purchase); includes corporate G&A and excludes investment income, the Real Estate Fund, and Hotel Pennsylvania. GAAP reconciliation on page III 2. Incremental cash NOI is derived solely from signed leases not yet commenced; GAAP reconciliation on page IV 11 $896 $849 $804 $685 $694 $639 $589 $513 $551

VORNADO REMAINCO SELECT NEW YORK CITY OFFICE PROPERTIES PLAZA DISTRICT GRAND CENTRAL 888 SEVENTH AVENUE 650 MADISON AVENUE 666 FIFTH AVENUE 640 FIFTH AVENUE 689 FIFTH AVENUE 330 MADISON AVENUE 90 PARK AVENUE PENN PLAZA DISTRICT MIDTOWN 7 WEST 34TH STREET 330 W 34TH STREET ONE PENN / TWO PENN PLAZA 731 LEXINGTON AVENUE 1290 AVENUE OF THE AMERICAS 909 THIRD AVENUE 11 PENN PLAZA MIDTOWN SOUTH PARK AVENUE CHELSEA / MEATPACKING ONE PARK AVENUE 770 BROADWAY 280 PARK AVENUE 350 PARK AVENUE 61 NINTH AVENUE 512 WEST 22ND STREET 85 TENTH AVENUE 12

VORNADO REMAINCO BLUE-CHIP OFFICE TENANT ROSTER 13

VORNADO REMAINCO NEW YORK OFFICE1 - WELL POSITIONED BY SUBMARKET WITH STAGGERED LEASE EXPIRATIONS NEW YORK OFFICE EXPIRATIONS BY SQUARE FOOT AS OF 3/31/2017 NEW YORK OFFICE SUBMARKET BY SQUARE FOOT AS OF 3/31/2017 5,000 $140 Chelsea/ Meatpacking 3% Midtown South 8% Other 4% 4,500 $120 4,000 Penn Plaza 38% 3,500 $100 3,000 $80 2,500 2,000 $60 Plaza District 15% 1,500 $40 1,000 500 $20 Midtown 32% 14 1. Does not include theMART and 555 California Thousands of SF Weighted Average Lease Term: 8.1 Years27% 11% 9% 8% 8% 7% 8% 6% 1% 5% 5% 5%

VORNADO REMAINCO SELECT NEW YORK CITY STREET RETAIL PROPERTIES 828-850 MADISON AVENUE 650 MADISON AVENUE 759-771 MADISON AVENUE 677 MADISON AVENUE 595 MADISON AVENUE 666 FIFTH AVENUE 689 FIFTH AVENUE 1535 & 1540 BROADWAY 640 FIFTH AVENUE 510 FIFTH AVENUE 655 FIFTH AVENUE 697 FIFTH AVENUE 478-486 BROADWAY 435 SEVENTH AVENUE 15

VORNADO REMAINCO BLUE-CHIP RETAIL TENANT ROSTER 16

VORNADO REMAINCO DOMINANCE OF THE KEY HIGH STREET RETAIL SUBMARKETS IN MANHATTAN Under Armour UPPER FIFTH AVENUE TIME S SQU ARE C ONTR OL BO TH SIDE S OF THE B O WTIE O WN 23% OF FR ONTA GE 1 Hublot Piaget h Harry Winston Armani Presbyterian l Wemp University Club Tissot Armani Exchange 1540 BROADWAY 1535 BROADWAY 17 1. Excludes churches, clubs and retail owned by users FIFTH AVENUE 57 Bvlgari Mikimoto A Prada bercrombie & Fitc 56 Henri Bendel Omega Fifth Avenue 55 Penins Hote ula eSwatch MAC Dutti 54 Gap Coach/ ST. THOMAS CHURCH 53 UNIQLO Rolex Lindt E Ferragamo Hollister Zara 52 Versace Dyson H. 51 Bic 50 anana Republ ST. PATRICK’S CATHEDRAL Cartier Gant lry Stern Jewe Nike Victoria’s Secret St. John’s rmenegildo Zegna Salvatore Stuart Weitzman Tommy Hilfiger Microsoft Harry Winsto n/ ST. REGIS HOTEL Valentino Massimo Dolce & Gabanna Breguet Ralph Lauren Tiffany & Co. Trump Tower Gucci

VORNADO REMAINCO RETAIL CASH NOI, AS ADJUSTED (NON-GAAP) BY SUBMARKET 32.8 368.6 (Amounts in millions) FULLY LEASED CASH NOI % OF TOTAL 127.5 72.3 34.6% 19.6% 199.8 54.2% Fifth Avenue 71.1 37.4 13.3 13.0 34.0 19.3% 10.2% 3.6% 3.5% 9.2% Avenue Times Square 368.6 100.0% Penn Plaz Madison Avenue SoHo Union Square Other SIGNED LEASES 2 VACANCY 3 2016 CASH NOI FULLY LEASED CASH NOI 1. See GAAP reconciliation on page VII 2. $38 million expected to commence in 2017, and $5.3 million in 2018 3. Vacancy as of 12/31/16. Projected revenue based on current market rents 4. Does not add back G&A 18 43.3 (1,4) 292.5 127.5 SUBMARKET Fifth Avenue Times Square Subtotal Penn Plaza Madison SoHo Union Square Other Total a 83.7 2017E Cash NOI is projected (4) to be ~$315 million 72.3 52.8 71.1 62.5 37.4 34.0 13.3 13.3 13.0 13.0 34.0 33.2

VORNADO REMAINCO STREET RETAIL PORTFOLIO - LARGELY BUTTONED UP NEW YORK RETAIL EXPIRATIONS BY REVENUE AS OF 3/31/2017 50% of RemainCo street retail NOI comes from Upper Fifth Avenue and Times Square. Both are locked up with high quality tenants: $140 $120 $100 $80 $60 $40 $20 1% 1. Tenant has the right to cancel in 2023 19 Millions of Dollars UPPER FIFTH AVENUE TENANTYEAR OF EXPIRATION TIMES SQUARE TENANTYEAR OF EXPIRATION Zara2019 MAC Cosmetics2024 Hollister2024 Uniqlo2026 Tissot2026 Dyson2027 Ferragamo2028 Swatch20311 Harry Winston2031 Victoria’s Secret2032 US Polo2023 Sunglass Hut2023 Planet Hollywood2023 MAC Cosmetics2025 T-Mobile2025 Invicta2025 Disney2026 Laline2026 Swatch2030 Forever 212031 Nederlander Theater2050 Weighted Average Lease Term: 8.3 Years31% H&MZara Old Navy15% 11% 10% 1% 9% 8% 4% 5% 3% 2%

VORNADO REMAINCO

LEADER IN REPOSITIONING AND MODERNIZING PROPERTIES 11 ASSETS TOTALING 10.3 MM SF

VORNADO REALTY TRUST



90 PARK AVENUE – 2016
961,000 SF
- PricewaterhouseCoopers LLP
- Foley & Lardner LLP
- FactSet
- Alston & Bird
- Gramercy Property Trust
- Nuveen



280 PARK AVENUE – 2015
1,254,000 SF
- PJT Partners
- Franklin Templeton Investments
- Cohen & Steers
- Trian Fund Management
- Viking Global Investors LP
- Blue Mountain Capital



330 WEST 34TH STREET – 2015
709,000 SF
- Foot Locker
- Outcome Health
- Deutsch
- New York & Company
- Structure Tone



7 WEST 34TH STREET – 2014
479,000 SF
- Amazon



1290 AVE OF THE AMERICAS – 2014
2,110,000 SF
- Neuberger Berman
- AXA Equitable
- Cushman & Wakefield
- Hachette Book Group
- State Street Bank
- Columbia University



330 MADISON AVENUE – 2012
842,000 SF
- Glencore
- Guggenheim Partners
- JLL
- Point72 Asset Management
- HSBC Bank
- American Century Investments



350 PARK AVENUE – 2008
571,000 SF
- M&T Bank
- Ziff Brothers
- Citco
- Marshall Wace North America, L.P.



888 SEVENTH AVENUE – 2008
887,000 SF
- TPG Capital
- United Talent Agency
- Corcoran Sunshine
- Lone Star
- Principal Global Investors
- Advent Capital Management
- Hutchin Hill



640 FIFTH AVENUE – 2005
313,000 SF
- Victoria's Secret
- Dyson
- Fidelity Investments
- Dune Capital
- Owl Creek Asset Management
- Hitchwood Capital Management



731 LEXINGTON AVENUE – 2004
1,063,000 SF
- Bloomberg LP



770 BROADWAY – 1999
1,158,000 SF
- Facebook
- AOL/Verizon
- J.Crew

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VORNADO REMAINCO
theMART

VORNADO REALTY TRUST



theMART
1871

theMART building (Chicago) – best example of contemporary office space outside of Silicon Valley. Transformed from a showroom building to the premier creative and tech hub in the Midwest, resulting in significant earnings growth and value creation with significant upside **| 3,663,000 SF – 98.9% Occupancy[1]**

- Between 2011 and 1Q17, converted over 900,000 SF in the building from showroom/ trade show space to creative office/retail space
- 2.6 million SF of total space leased since 2012
- 1Q17 TTM Pro Forma Cash NOI (Non-GAAP)[2,3] of $103 million for theMART building versus 2011 Cash NOI (Non-GAAP)[2,3] of $54.3 million
- In place escalated rents average $40.94 PSF as of 3/31/2017

Major Tenants:

- Motorola Mobility (guaranteed by Google)
- ConAgra Foods Inc.
- 1871
- Kellogg's
- Matter
- Yelp Inc.
- Paypal, Inc.
- Beam Suntory
- Caterpillar
- Allstate
- Bosch
- Condé Nast

1. As of 3/31/2017; square footage ("SF")
2. Does not add back G&A; adds back free rent
3. See page VII for GAAP Reconciliation

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VORNADO REMAINCO
555 CALIFORNIA STREET

VORNADO REALTY TRUST



555 California Street – the franchise office building in San Francisco and arguably the most iconic building on the west coast – further NOI growth expected from redeveloped concourse and 315/345 Montgomery **| 1,801,000 SF – 93.1% Occupancy[1]**

- 1.2 million SF of office space leased since 2012
- 1Q2017 TTM Pro Forma Cash NOI (Non-GAAP)[2,3] of $46.3 million (which does not include NOI from approximately 200,000 SF of vacancy and space under redevelopment) versus 2012 Cash NOI (Non-GAAP)[2,3] of $38.3 million
- In place escalated rents average $69.15 PSF as of 3/31/2017

Major Tenants:

- Bank of America
- Dodge & Cox
- Fenwick & West LLP
- Sidley Austin
- Microsoft
- Jones Day
- Goldman Sachs & Co.
- Kirkland & Ellis LLP
- Morgan Stanley
- UBS
- Wells Fargo
- Supercell
- KKR
- Tencent
- AllianceBernstein
- McKinsey & Company Inc.
- Norton Rose Fulbright

1. As of 3/31/2017; square footage ("SF") shown at 100% share
2. Does not add back G&A; adds back free rent
3. See page VII for GAAP Reconciliation

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VORNADO REMAINCO PENN PLAZA - AN UNPRECEDENTED OPPORTUNITY W 35TH STREET 7 WEST 34TH ST MACY’S W 34TH STREET EMPIRE STATE BUILDING 330 WEST 34TH ST W 33RD STREET Tremendous Value Creation Opportunity MANHATTAN MALL with average in-place rents of ~$60 PSF THE FARLEY BUILDING MADISON SQUARE GARDEN W 32ND STREET MOYNIHAN TRAIN HALL 11 PENN PLAZA W 31ST STREET operties Close 2017) NINTH AVENUE EIGHTH AVENUE SEVENTH AVENUE SIXTH AVENUE FIFTH AVENUE Vornado Owne d Pr Penn Station Vornado Owned Potential Development Sites 50% Joint Venture Development (Scheduled to 15 PENN PLAZA HOTEL PENN 100 WEST 33RD ST PLAZA33 2 PENN PLAZA • Existing office leasable space of 6.7MM SF 1 • Hudson Yards to the west asking rents average $90 PSF1, a 50% premium • Transformation of the neighborhood will also 3 substantially enhance the value of Vornado’s Penn Plaza retail holdings 23 1. As of 3/31/17 0 1 PENN PLAZA

VORNADO REMAINCO - FARLEY POST OFFICE DEVELOPMENT FURTHER TRANSFORMING THE PENN PLAZA NEIGHBORHOOD • A 50/50 joint venture between Vornado and the Related Companies has been conditionally designated as the developer to convert the Farley Post Office in Penn Plaza into the new Moynihan Train Station • Expect to close the transaction in 2Q17 • The joint venture will develop 750,000 SF of unique creative office space and 100,000 SF of train hall retail • Expected delivery 2020 Rendering of Moynihan Station Rendering of Potential Farley Office and Retail Space 24

VORNADO REMAINCO GROWTH FROM NEW PROJECTS IN CHELSEA / MEATPACKING 260 ELEVENTH AVENUE Size: 312,000 RSF Est. Completion: 2021 Size: 173,000 RSF Completion: 4Q 2017 85 TENTH AVENUE Size: 170,000 RSF Completion: 4Q 2017 Size:626,000 RSF Acquired: 4Q2016 25

VORNADO REMAINCO 220 CENTRAL PARK SOUTH - THE PREMIER RESIDENTIAL BUILDING IN NYC • Topped out 4Q16, estimated completion in 3Q18 • Incremental net proceeds after repayment of debt and taxes is expected to be $900MM1 26 1. Inclusive of $100MM in dividends already paid to shareholders

A LEADER IN SUSTAINABILITY NATIONALLY RECOGNIZED, INDUSTRY-LEADING SUSTAINABILITY PROGRAM • Energy Star Partner of the Year in 2017, Sustained Excellence recipient • 30 million square feet of owned and managed LEED certified buildings nationwide • Largest landlord of LEED certified buildings in New York City with 13 million SF. All new commercial developments will be, at minimum, LEED Gold certified • NAREIT Leader in the Light award 2016, 7th year in a row • Global Real Estate Sustainability Benchmark (GRESB) “Green Star” achieved 2016 • 4.8% reduction in same-store energy use, 2015 to 2016, representing over 18,500 tons of carbon emissions SUSTAINABILITY SM 27

JUNE20 17